UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 28, 2005


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                    1-10545                  13-3355897
    (State or Other         (Commission File Number)      (IRS Employer
    Jurisdiction of                                      Identification
     Incorporation)                                           Number)


    80 Pine Street, New York, New York                         10005
 (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2   Financial Information

Item 2.02   Results of Operations and Financial Condition

       On July 28, 2005, Transatlantic Holdings, Inc. issued a press release announcing its financial results for the second quarter of 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02.

       The text of the press release is being furnished and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TRANSATLANTIC HOLDINGS, INC.
                                          (Registrant)

Date: July 28, 2005
                                  By /s/ STEVEN S. SKALICKY
                                     --------------------------------------
                                     Name:   Steven S. Skalicky
                                    Title:   Executive Vice President
                                             and Chief Financial Officer

                                  Exhibit Index

Exhibit No.                             Description
-----------                             -----------

99.1           Press Release of Transatlantic Holdings, Inc. dated July 28, 2005